UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM 8-K

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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 12, 2026

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Bumble Inc.

 (Exact name of registrant as specified in its charter)

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Delaware	001-40054	85-3604367
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1105 West 41st Street Austin, Texas		78756
(Address of principal executive offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (512) 696-1409

Not Applicable
(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock, par value $0.01 per share	BMBL	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Merger Agreement

On October 12, 2026, Bumble Inc., a Delaware corporation (“Bumble” or the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) by and among the Company, Buzz Holdings L.P., (“Opco”), a Delaware limited partnership, Ithaca Holdco, Inc., a Delaware corporation (“Ithaca”), Oak Merger Sub 1, Inc., a Delaware corporation and a wholly owned subsidiary of Ithaca (“Merger Sub 1”), and Oak Merger Sub 2, LLC, a Delaware limited liability company and a wholly owned subsidiary of Ithaca (“Merger Sub 2” and collectively with Merger Sub 1, the “Merger Subs” and each a “Merger Sub”). Pursuant to the Merger Agreement, and upon the terms and subject to the conditions therein, Merger Sub 1 will merge with and into the Company (the “Corporate Merger”), with the Company surviving the Corporate Merger as a wholly owned subsidiary of Ithaca, and Merger Sub 2 will merge with and into Opco (the “Opco Merger”, together with the Corporate Merger, the “Mergers”), with Opco surviving the Opco Merger as a wholly owned subsidiary of Ithaca. The board of directors (the “Board”) of the Company, acting upon the unanimous recommendation of a special committee consisting only of independent and disinterested directors of the Company empowered with full power and authority to evaluate the Company’s strategic alternatives (the “Special Committee”), unanimously approved the transactions contemplated by the Merger Agreement (the “Transactions”).

Subject to the terms and conditions of the Merger Agreement, at the effective time of the Corporate Merger (the “Effective Time”), (i) each share of Class A common stock of the Company, par value $0.01 per share (the “Class A Common Stock”) outstanding immediately prior to the Effective Time (other than dissenting shares, cancelled shares or shares subject to the rollover) will be converted into the right to receive $6.05 in cash, without interest (the “Class A Per Share Price”), (ii) each share of Class B common stock of the Company, par value $0.01 per share (the “Class B Common Stock”, and together with the Class A Common Stock, the “Company Common Stock”) outstanding immediately prior to the Effective Time (other than dissenting shares, cancelled shares or shares subject to the rollover) will be converted into the right to receive $0.000001 in cash, without interest (the “Class B Per Share Price”), and (iii) each common unit of Opco (the “Opco Common Units”) outstanding immediately prior to the effective time of the Opco Merger (other than cancelled Opco Common Units or Opco Common Units owned directly or indirectly by the Company) will be converted into the right to receive an amount in cash equal to the excess of the Class A Per Share Price over the Class B Per Share Price, without interest.

Treatment of Company Equity Awards

At the Effective Time, outstanding equity awards of the Company will be treated as follows:

Options. Each option to purchase shares of Company Common Stock (“Option”) that is outstanding as of immediately prior to the Effective Time, whether vested or unvested, will be automatically cancelled for no consideration.

RSUs. Each restricted stock unit (“RSU”) that is outstanding and, as of immediately prior to the Effective Time, (i) vested, (ii) vests in accordance with its terms as a result of the consummation of the Merger or (iii) is held by a non-employee director or the Company’s Founder and Chief Executive Officer, Whitney Wolfe Herd (collectively, the “Vested Company RSUs”), will be automatically cancelled and converted into the right of the holder to receive a cash payment, without interest, in an amount equal to the product of (A) the Class A Per Share Price multiplied by (B) the number of shares of Company Common Stock underlying such Vested Company RSU. Each RSU that is not a Vested Company RSU (the “Unvested Company RSUs”) will be cancelled and converted into the contingent right to receive a cash payment, without interest, in an amount equal to the product of (A) the Class A Per Share Price multiplied by (B) the number of shares of Company Common Stock underlying such Unvested Company RSU (the “Cash Replacement RSU Amount”). Each Cash Replacement RSU Amount will, subject to the holder’s continued service with Ithaca or its affiliates (including the Company or its subsidiaries) through the applicable vesting dates, vest and be payable at the same time as the Unvested Company RSU for which such Cash Replacement RSU Amount was exchanged would have vested and been payable. Each Cash Replacement RSU Amount will otherwise have the same terms and conditions (including any “double-trigger” vesting protections) as applied to the Unvested Company RSU for which it was exchanged, except for terms rendered inoperative by reason of the Merger and other administrative or ministerial changes reasonably determined by Ithaca that do not adversely impact the holder of the Unvested Company RSU. Any portion of a Cash Replacement RSU Amount that vests will be paid no later than the second regularly scheduled payroll date following the date on which such portion vests.

Incentive Units. Each incentive unit of Opco that is outstanding as of immediately prior to the effective time of the merger of Merger Sub 2 with and into Opco will be automatically forfeited and cancelled without consideration.

ESPP. No offering or purchase period under the Company’s 2021 Employee Stock Purchase Plan (the “Company ESPP”) will be authorized or commenced on or after the date of the Merger Agreement, and the Company ESPP will terminate effective as of the Effective Time.

Closing Conditions

Under the terms of the Merger Agreement, the completion of the Mergers is subject to certain customary closing conditions, including, among others: (i) the adoption of the Merger Agreement by the delivery of a duly executed stockholder written consent (the “Company Stockholder Approval”) by the Principal Stockholders (as defined in the Merger Agreement); (ii) the absence of any order issued by a governmental authority of competent jurisdiction or law prohibiting the consummation of the Mergers; (iii) the expiration or termination of the waiting period applicable to the Transactions under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended; (iv) certain other approvals and clearances by government authorities (including the expiration of any waiting periods in respect thereof), (v) the mailing of an information statement (the “Information Statement”) pursuant to Schedule 14C of the Securities Exchange Act of 1934 (the “Exchange Act”), as amended, and the passage of 20 days; (vi) the accuracy of the representations and warranties of the parties (subject to customary materiality qualifiers); (vii) each party’s performance in all material respects of its covenants and obligations contained in the Merger Agreement; and (viii) in the case of Ithaca’s obligation to close, the absence of the occurrence of a material adverse effect on the Company. The Merger Agreement does not contain a financing condition. Following the execution of the Merger Agreement, the Principal Stockholders executed and delivered to the Company a written consent adopting the Merger Agreement and approving the Mergers (the “Stockholder Consent”), thereby providing the required stockholder approval for the Mergers. No further action by holders of shares of Company Common Stock is required to complete the Mergers.

No-Shop

Under the Merger Agreement, the Company is subject to a customary “no-shop” provision that restricts the Company (including, as applicable, the Board and the Special Committee), its subsidiaries and their respective representatives from soliciting Acquisition Proposals (as defined in the Merger Agreement) from third parties or providing information to or participating in any discussions or negotiations with third parties regarding Acquisition Proposals. Prior to the receipt of the Company Stockholder Approval, the “no-shop” provision permitted the Company, under certain circumstances and in compliance with certain obligations set forth in the Merger Agreement, to provide non-public information and engage in discussions and negotiations with respect to an unsolicited Acquisition Proposal that would reasonably be expected to lead to a Superior Proposal (as defined in the Merger Agreement).

Termination; Termination Fees

The Merger Agreement contains certain termination rights for the Company and Ithaca, including the right of either party to terminate the Merger Agreement if the Merger is not consummated on or before July 12, 2027 (the “End Date”). The Merger Agreement also provided that the Company would have been required to pay Ithaca a termination fee of $29,000,000 (the “Company Termination Fee”) under certain specified circumstances prior to delivery of the Stockholder Consent. The Company Termination Fee may also become payable by the Company if the Merger Agreement is terminated under certain specified circumstances as set forth in the Merger Agreement, prior to such termination an Acquisition Proposal has been publicly announced and not withdrawn and, within 12 months following such termination, the Company consummates or enters into a definitive agreement providing for an Acquisition Proposal. Under certain circumstances, including upon the occurrence of a material and uncured breach by Ithaca that would cause a closing condition to not be satisfied, Ithaca’s failure to close when otherwise required to do so by the terms of the Merger Agreement or the termination of the Merger Agreement at the End Date when the Company would otherwise have been entitled to terminate it under certain circumstances, Ithaca will pay to the Company a parent termination fee of $102,000,000 (the “Parent Termination Fee”). The Parent Termination Fee is required to be deposited into an escrow account by October 19, 2026.

Representations, Warranties and Covenants

The Merger Agreement contains customary representations, warranties and covenants made by each of the Company, Opco, Ithaca and the Merger Subs, including, among others, covenants by the Company (i) to use commercially reasonable efforts to carry on its business in the ordinary course consistent with past practice in all material respects during the period between the execution of the Merger Agreement and the consummation of the Mergers and (ii) not to engage in specified types of transactions or take specified actions during such period unless agreed to in writing by Ithaca.

Equity Commitment

Pursuant to an equity commitment letter, dated October 12, 2026, Greenoaks Prime Radiant LP agreed to provide equity financing in the aggregate amount set forth therein.

Rollover Agreement

Concurrently with the execution of the Merger Agreement, Ms. Wolfe Herd and Beehive Holdings III, LP, an entity affiliated with Ms. Wolfe Herd (“Beehive Holdings”), entered into a rollover agreement with Ithaca and certain of its affiliates, pursuant to which, among other things, Beehive Holdings will, subject to the terms and conditions set forth therein, contribute shares of Class A Common Stock to Oak Topco, Inc., a wholly owned subsidiary of Ithaca, in exchange for equity interests in Oak Topco, Inc. Such shares will not be entitled to receive the Class A Per Share Price.

Description of Merger Agreement Not Complete

The Merger Agreement and the above description of the Merger Agreement have been included to provide investors with information regarding the terms of the Merger Agreement. It is not intended to provide any other factual information about the Company, Ithaca or their respective subsidiaries or affiliates. The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of the Merger Agreement and as of specific dates, were solely for the benefit of the parties to the Merger Agreement and may be subject to limitations agreed upon by the parties in connection with negotiating the terms of the Merger Agreement, including being qualified by confidential disclosures made by each party for the purposes of allocating contractual risk between the parties. In addition, certain representations and warranties may be subject to a contractual standard of materiality different from those generally applicable to investors and may have been used for the purpose of allocating risk between the parties rather than establishing matters as facts. Information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in public disclosures by the Company. The Merger Agreement should not be read alone, but should instead be read in conjunction with the other information regarding the parties that is or will be contained in, or incorporated by reference into, the Information Statement, the transaction statement on Schedule 13E-3 to be filed by the Company, Ithaca and certain other persons in connection with the Merger, the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K and other documents that the parties will file with the SEC. Investors should not rely on the representations, warranties and covenants or any description thereof as characterizations of the actual state of facts or condition of the Company, Ithaca or any of their respective subsidiaries, affiliates or businesses. The foregoing description of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement, a copy of which is attached hereto as Exhibit 2.1 and incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

Press Release

Attached as Exhibit 99.1 to this Report is the press release jointly issued by the parties announcing the Transactions on October 13, 2026. A copy of the press release is furnished as Exhibit 99.1 and incorporated by reference into this Item 7.01.

The information set forth in this Item 7.01, including the exhibits attached hereto, is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
2.1*	Agreement and Plan of Merger, by and among Bumble Inc., Buzz Holdings, L.P., Ithaca Holdco, Inc., Oak Merger Sub 1, Inc. and Oak Merger Sub 2, LLC, dated as of October 12, 2026.
99.1	Joint Press Release, dated as of October 13, 2026, by Bumble Inc. and Ithaca Holdco, Inc.
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

*	Schedules omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted schedule to the SEC upon request; provided, however, that the Company may request confidential treatment pursuant to Rule 24b-2 of the Exchange Act for any schedules or exhibits so furnished.

Forward-Looking Statements

Cautionary Statement Regarding Forward-Looking Statements

This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (the “Act”). Except for historical information contained in this communication, the matters discussed herein contain forward-looking statements that involve risks and uncertainties. Such statements are provided under the “safe harbor” protection of the Act. In some cases, you can identify forward-looking statements because they contain words such as “may,” “will,” “shall,” “should,” “expects,” “plans,” “positioning,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these words or other similar terms or expressions that concern our expectations, strategy, plans or intentions. Forward-looking statements include, but are not limited to, statements regarding the expected timing and completion of the Transaction (as defined below), the expected benefits of the Transaction, our product innovation and investment in platform capabilities, member experience enhancement plans, the ability to achieve product-led long-term growth, the ability to maintain financial discipline, future operating results, including revenue, growth opportunities, future spending and incremental investments and business trends, and our ability to deliver growth and value for shareholders. Forward-looking statements by their nature address matters that are, to different degrees, uncertain, such as statements regarding the transactions contemplated by the Merger Agreement (the “Transaction”), including the expected time period to consummate the Transaction, opportunities and anticipated future performance. All such forward-looking statements are based upon current plans, estimates, expectations and ambitions that are subject to risks, uncertainties and assumptions, many of which are beyond the control of Bumble, that could cause actual results to differ materially from those expressed in such forward-looking statements. Key factors that could cause actual results to differ materially include, but are not limited to, the expected timing and likelihood of completion of the Transaction, including the timing, receipt and terms and conditions of any required governmental and regulatory approvals of the Transaction; the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement; the risk that the parties may not be able to satisfy the conditions to the Transaction in a timely manner or at all; risks related to disruption of management time from ongoing business operations due to the Transaction; the risk that any announcements relating to the Transaction could have adverse effects on the market price of Bumble’s Class A common stock; the risk that the Transaction and its announcement could have an adverse effect on the parties’ business relationships and business generally, including the ability of Bumble to retain customers and retain and hire key personnel and maintain relationships with their suppliers and customers, and on their operating results and businesses generally; the risk of unforeseen or unknown liabilities; customer, shareholder, regulatory and other stakeholder approvals and support; the risk of unexpected future capital expenditures; the risk of potential litigation relating to the Transaction that could be instituted against Bumble or its directors and/or officers; the risk associated with third party contracts containing material consent, anti-assignment, transfer or other provisions that may be related to the Transaction which are not waived or otherwise satisfactorily resolved; significant costs or expenses incurred in connection with the Transaction; certain restrictions contained in the Merger Agreement that may impact Bumble’s ability to pursue certain business opportunities or strategic transactions; the risk of various events that could disrupt operations, including severe weather, such as droughts, floods, avalanches and earthquakes, cybersecurity attacks, security threats and governmental response to them, and technological changes; the risks of labor disputes, changes in labor costs and labor difficulties; and the risks resulting from other effects of industry, market, economic, legal or legislative, political or regulatory conditions outside of Bumble’s control.

All such factors are difficult to predict and are beyond our control, including those detailed in Bumble’s annual report on Form 10-K for the fiscal year ended December 31, 2025, quarterly reports on Form 10-Q and other documents subsequently filed by Bumble with the Securities and Exchange Commission (“SEC”) and that are available at https://ir.bumble.com/financials/sec-filings/default.aspx and at www.sec.gov. Bumble’s forward-looking statements are based on assumptions that Bumble believes to be reasonable but that may not prove to be accurate. Other unpredictable factors not discussed in this communication could also have material adverse effects on forward-looking statements. Bumble does not assume an obligation to update any forward-looking statements, except as required by applicable law. These forward-looking statements speak only as of the date hereof.

Important Information and Where to Find It

Bumble will prepare and file an information statement on Schedule 14C for its shareholders with respect to the approval of the Transaction. When completed, the information statement will be mailed to Bumble’s shareholders. In addition, certain participants in the Transaction will prepare and file with the SEC a Schedule 13E-3 Transaction Statement, which will contain important information on Bumble, Ithaca, the Transaction and related matters, including the terms and conditions of the Transaction. Copies of documents filed with the SEC can be accessed through the website maintained by the SEC at https://www.sec.gov and will be made available free of charge by accessing Bumble’s website at https://ir.bumble.com or by contacting Bumble via email by sending a message to ir@team.bumble.com.

No Offer or Solicitation

This communication is not intended to and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities or the solicitation of any vote of approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BUMBLE INC.

October 13, 2026	By:	/s/ Kevin Cook
Name: Kevin D. Cook
Title: Chief Financial Officer